SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 19, 2003

HEI, Inc.

(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6385 Shady Oak Road, Suite 280, Eden Prairie, MN 55344

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On March 19, 2003, HEI, Inc. issued a press release announcing that Dennis J. Leisz has been appointed as Chairman of the Board and Mack Traynor III has been appointed as Chief Executive Officer and President. Mr. Leisz and Mr. Traynor succeed Anthony Fant, who resigned from the positions of Chairman of the Board, Chief Executive Officer and President. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed a part of this Current Report on Form 8-K.

Item No.	Description

99.1	Press release dated March 19, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated: March 19, 2003	By	/s/ Mack Traynor III

Mack Traynor III
Its: Chief Executive Officer and President

Exhibit Index

Item No.	Description

99.1	Press release dated March 19, 2003.